Exhibit 10.5

Addendum B

OMNIBUS SIGNATURE PAGE

With respect to that certain offering (the “Offering”) by Milestone Scientific Inc. (the “Company”) of its shares of Common Stock and Warrants to purchase Common Stock (the “Securities”) pursuant to that certain Confidential Private Placement Memorandum dated March 17, 2026, as supplemented (the “PPM”).

The undersigned, desiring to:

(i)	enter into the Securities Purchase Agreement, dated as of ____________, 2026 (the “SPA”)[1], between the undersigned, the Company, and the other parties thereto, of which this signature page is attached as Addendum B,

(ii)	enter into the Registration Rights Agreement (the “Registration Rights Agreement”) between the undersigned, the Company, and the other parties thereto, and

(iii)	acquire a Warrant of the Company as set forth below,

in each case in or substantially in the form furnished to the undersigned, hereby agrees to purchase such Shares and Warrant from the Company and further agrees that upon execution of this Omnibus Signature Page, the undersigned shall have been deemed to execute and deliver the SPA and the Registration Rights Agreement and shall become a party thereto as a Purchaser/Investor/Holder, with all the rights and privileges appertaining thereto, and shall be bound in all respects by the terms and conditions thereof. The Warrant to be issued to the undersigned shall be issued pursuant to, and governed by, a separate warrant instrument to be delivered in accordance with the SPA. The SPA, Registration Rights Agreement and Warrant are each a “Transaction Document” and collectively, the “Transaction Documents”. Terms used and not defined herein have the meanings ascribed thereto in the SPA.

This Omnibus Signature Page shall be deemed attached to and form a part of each of the Transaction Documents for which the undersigned is to be a signatory, as if separately executed.

By executing this Omnibus Signature Page and returning it to the Company, the undersigned further agrees as follows:

●	subject to the Company’s acceptance, the undersigned hereby agrees, upon the terms and subject to the conditions set forth in the SPA, to purchase and tender herewith payment for the number of Shares set forth in the section of this Omnibus Signature Page entitled “Subscriber Information” and a Warrant to purchase a number of Shares equal to the number of such Shares, at an aggregate purchase price for one (1) Share and a Warrant to purchase one (1) Share equal to $0.27 for each one (1) Share and Warrant to purchase one (1) Share (the “Offering Price”);

●	the representations and warranties made by the undersigned and set forth in the SPA with respect to the undersigned are accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (unless stated to be made as of a specific date therein in which case they are accurate in all material respects as of such date); and

●	the undersigned’s investment is being made entirely on the terms and conditions stated in the Transaction Documents. The undersigned understands that this Omnibus Signature Page constitutes the undersigned’s irrevocable offer to purchase the Securities on the terms set forth in the Transaction Documents, and that none of the Transaction Documents shall be binding as between the Company and the undersigned unless and until the Company accepts such offer by executing the acceptance below (or otherwise accepting in writing as contemplated by the SPA). The Company may accept or decline the undersigned’s subscription in whole or in part at its or their sole and absolute discretion.

1 Each of the Transaction Documents will reflect the Closing Date; not to be completed by Purchaser.

SUBSCRIBER INFORMATION

Name of Subscriber: _________________________________________

Legal Form: _______________________________________________

Jurisdiction of Organization: __________________________________

Address: __________________________________________________

Email: _____________________________________________________

Telephone No. _______________________________________________

Tax I.D. No. _________________________________________________

Authorized Signatory: _________________________________________

Title: ______________________________________________________

Number of Shares to be purchased by the undersigned Subscriber (with a Warrant to purchase an equal number of Shares): _____________________________

Aggregate Purchase Price for each Share and Warrant to purchase one Share (at $0.27 per Share and Warrant) being tendered herewith: $________________________

Exact Name in which the instruments representing the Securities are to be issued: _____________________________

IN WITNESS WHEREOF, the undersigned Subscriber hereby executes this Omnibus Signature Page and, upon acceptance by the Company, shall be deemed to have executed the SPA and the Registration Rights Agreement.

SIGNATURE OF SUBSCRIBER

Date: __________________________

Signature: _________________________________________________

Printed Name: ______________________________________________

ACCREDITED INVESTOR QUESTIONNAIRE

In order to assure that the Offering is made only to persons for whom an investment in the Securities is suitable, the Securities will be sold only to accredited investors. The Subscriber represents and warrants that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act as of the date hereof and has checked each category that applies:

I. Accredited Investor Status (Individuals)

Check all that apply:

☐ Net Worth: Individual net worth (or joint with spouse or spousal equivalent) exceeds $1,000,0002.

☐ Income: Individual income > $200,000 in each of the last two calendar years, or joint income with spouse or spousal equivalent > $300,000 in each of those years, with the reasonable expectation of reaching the same level the current calendar year.

☐ Affiliation: Any director or executive officer of the Company.

☐ Professional Certifications: Holder in good standing of:

● Series 7

● Series 65

● Series 82

☐ Knowledgeable Employee of a private fund investor as defined in Investment Company Act of 1940 Rule 3c-5.

2 In the calculation of net worth the Subscriber may not include equity in the Subscriber’s primary residence; however, the Subscriber can include equity in all other real estate. The calculation of net worth may also include the Subscriber’s personal property, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property. Any debt that secures the Subscriber’s primary residence can be excluded from liabilities in calculating the Subscriber’s net worth, as long as the debt does not exceed the fair market value of the property (except that if the amount of such debt outstanding at the time of the Subscriber’s purchase of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). If, however, the amount of the debt exceeds the fair market value of the primary residence and the mortgagee or other lender has recourse to the Subscriber personally for any deficiency, that excess liability should be deducted from the Subscriber’s net worth.

II. Accredited Investor Status (Entities)

Check all that apply:

☐ Bank, Insurance Company or Broker-Dealer.3

☐ Investment Adviser.4

☐ Investment Company registered under the Investment Company Act of 1940.

☐ Business Development Company, as defined in Section 2(a)(48) of the Investment Company Act.

☐ Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐ Rural Business Investment Company (RBIC).5

☐ Employee Pension Plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐ Employee Benefit Plan.6

☐ Private Business Development Company (PBDC), as defined in Section 202(a)(22) of the Advisers Act.

☐ An organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐ Trust with > $5 million in total assets, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D (a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities).

☐ Entity in which all of the equity owners (whether entities themselves or individuals) are accredited investors by virtue of falling into one of the categories described above and the Subscriber agrees to provide information reasonably requested by the Company to verify such accredited investor status (i.e., by virtue of their meeting any of the other tests for an “accredited investor”).

☐ Entity of a type not otherwise listed in categories above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act;

☐ Family Office, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, that (a) has > $5 million in assets under management; (b) is not formed for the specific purpose of acquiring the Securities, and (c) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐ Family Client, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements of a “Family Office” immediately above and whose prospective investment in the Company is directed by that Family Office pursuant to clause (c) of “Family Office” immediately above.

3 A “Bank” is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

An “Insurance Company” is an insurance company as defined in Section 2(13) of the Securities Act.

A “Broker-Dealer” is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

4 An “Investment Advisor” is an investment advisor registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or registered pursuant to the laws of a state; or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

5 An “RBIC” is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5 million.

6 An “Employee Benefit Plan” is any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

III. Additional Representations

The Subscriber further represents and warrants as of the date hereof:

1.	It is acquiring the Securities for its own account (or a managed account).

2.	It has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

3.	It is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.	It acknowledges the securities are restricted and illiquid.

5.	It has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

6.	Subscriber certifies neither it nor, if applicable, any of its controlling persons isa Sanctioned Party or subject to sanctions and will provide any requested AML/KYC documentation upon the request by the Company.

Authorized Signatory: ______________________________________

Title: __________________________________________

Date: __________________________________________

ENTITY CERTIFICATIONS

The undersigned entity hereby certifies:

1.	Duly Organized & Validly Existing The Subscriber is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization.

2.	Authority & Authorization Execution and delivery of the Transaction Documents have been duly authorized, and no further organizational action is required.

3.	Power to Invest The Subscriber has full power, authority, and legal capacity to acquire the subscribed Securities.

4.	Not Formed for the Transaction The Subscriber was not formed for the specific purpose of acquiring the Securities.

5.

Beneficial Ownership / Control

(Check one)

☐ The Subscriber is NOT a “foreign person” under FIRRMA/CFIUS.

☐ The Subscriber IS a “foreign person” under FIRRMA/CFIUS and has provided required disclosures.

The Subscriber represents and warrants that the foregoing statements are true and complete as of the date hereof and agrees to promptly supplement any such statements if they become inaccurate prior to the Closing.

Authorized Signatory: ______________________________________

Title: ___________________________________

Date: ___________________________________

The purchase of Securities contemplated by this Omnibus Signature Page and the Transaction Documents is hereby accepted as of the _____day of ____________, 2026.

MILESTONE SCIENTIFIC INC.

By:
Name:	Eric Hines
Title:	Chief Executive Officer

DELIVERY INSTRUCTIONS

You must deliver or cause to be delivered this Omnibus Signature Page fully executed to the Company at the following address, and deliver your subscription amount in accordance with the “Wire Instructions” below:

Executed Copy of the Omnibus Signature Page to the Company:

Milestone Scientific Inc.

425 Eagle Rock Road, Ste 403

Roseland, New Jersey 07068

Attention: Chief Executive Officer

Delivery of an executed Omnibus Signature Page may be made by electronic transmission (including PDF by email or via an electronic signature platform) to the Company, and such electronic delivery shall be deemed effective delivery for all purposes hereof.

This Omnibus Signature Page may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. Execution via Docusign or a similar service, or scanned image, shall have the same force and effect as execution of an original, and an electronic or scanned image of a signature shall be deemed an original and valid signature.

In the event of any conflict or inconsistency between the method of subscription set forth herein and any other subscription instructions or procedures set forth in the SPA, the Escrow Agreement or any other Transaction Document, the provisions of this Omnibus Signature Page shall control.

WIRING INSTRUCTIONS

WIRE TRANSFER INFORMATION — SUBSCRIPTION FUNDS

Notice to all Subscribers:

By executing this Omnibus Signature Page, the Subscriber is also assenting to the terms of the Escrow Agreement by and between the Company and CSC Delaware Trust Company, as Escrow Agent, or such other escrow agent as may be designated in accordance with the Escrow Agreement, for the benefit of subscribers in the Offering, a copy of which is available upon request.

Subscribers must deliver the entire subscription amount by wire transfer as provided below (or, if expressly permitted by the Company, by check payable as specified by the Company, no later than April 17, 2026, the Termination Date (as defined in the PPM), as the same may be extended without notice to Subscribers by up to two weeks, to May 1, 2026, at the discretion of the Company, to:

Escrow Agent Name:	CSC Delaware Trust Company
Escrow Agent Address:	251 Little Falls Drive, Wilmington, DE 19808 Attention: Trust Administration
Email:	escrow-us@delawaretrust.com
Fax No:	302-636-8666
Bank:	US Bank
Routing Number (ABA):	042000013
SWIFT Code:	USBKUS44IMT
Account Name:	CSC Delaware Trust Company
Account Number:	130125268891
Reference:	Milestone Escrow #10100xxxxxx

Instructions to Subscriber:

Subscriber agrees to:

1.	Wire subscription funds in accordance with the instructions provided above.
2.	Notify the Company when funds are released.
3.	Provide evidence of payment upon request.